                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     The undersigned does hereby appoint Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as the Chairman of the Board of Directors and Chief Executive Officer of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

     The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

     WITNESS the execution this 12th day of September, 2001.



                              /s/  William C. Wiley
                              -----------------------
                              (Signature)



                              William C. Wiley
                              Chairman of the Board of Directors and
                              Chief Executive Officer
                              TransCommunity Bankshares Incorporated

                               POWER OF ATTORNEY


     The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as the Chief Financial Officer of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

     The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

     WITNESS the execution this 12th day of September, 2001.



                              /s/  Richard W. Mayhew
                              -----------------------
                              (Signature)



                              Richard W. Mayhew
                              Chief Financial Officer,
                              TransCommunity Bankshares Incorporated

                               POWER OF ATTORNEY


          The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

          The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution this 12th day of September, 2001.



                                  /s/  Stan A. Fischer
                                -----------------------
                              (Signature)



                              Stan A. Fischer

                               POWER OF ATTORNEY


          The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

          The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution this 12th day of September, 2001.



                                  /s/  John W. Pretlow, Jr.
                                -----------------------------
                              (Signature)



                              John W. Pretlow, Jr.

                               POWER OF ATTORNEY


          The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, his attorneys and agents, with full power and substitution, for and in the name, place and stead of the undersigned and on his behalf as a director of TransCommunity Bankshares Incorporated (the "Company"), to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments and exhibits as such attorneys or attorney deem necessary or advisable to enable the Company to file a registration statement on Form SB-2 and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of securities covered hereby with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

          The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution this 12th day of September, 2001.



                                  /s/  Curry A. Roberts
                                -----------------------
                              (Signature)



                              Curry A. Roberts

                    TRANSCOMMUNITY BANKSHARES INCORPORATED

                         Certificate of the President
                         ----------------------------

               The undersigned hereby certifies:

               I am the President of TransCommunity Bankshares Incorporated.

               The attached is a true, complete and correct copy of a resolution adopted by the Board of Directors of TransCommunity Bankshares Incorporated at a meeting held on September 12, 2001.


          Witness my hand this 13th day of September, 2001.



                                             /s/ Bruce B. Nolte
                                             ------------------------------
                                             Bruce B. Nolte
                                             President

                    TRANSCOMMUNITY BANKSHARES INCORPORATED

                              Board of Directors
                              Further Resolutions
                            for Public Offering of
                            Shares of Common Stock

                              September 12, 2001



     WHEREAS, the Board of Directors of TransCommunity Bankshares Incorporated (the "Corporation"), has previously determined that it is desirable and in the best interest of the Corporation to effect an offering of its common stock in a public offering pursuant to the registration provisions of the Securities Act of 1933 (the "1933 Act").

     WHEREAS, the Board of Directors has previously approved and authorized the issuance by the Corporation of up to 1,500,000 shares of common stock of the Corporation (the "Shares") in a registered public offering for a cash purchase price of $[10.00] per share, with payment to be made by subscribers on such terms as shall be approved by the proper officers of the Corporation.

     WHEREAS, the Board of Directors has previously authorized the proper officers of the Corporation to cause to be prepared, executed and filed with the Securities and Exchange Commission, on behalf of the Corporation, a registration statement on Form SB-2 and all related documents and exhibits, applications, statements and amendments (including post-effective amendments) and supplements thereto (the "Registration Statement"), in such form as any of them deems appropriate for registration of the Shares under the 1933 Act.

                               Power of Attorney

     NOW THEREFORE BE IT RESOLVED, that the Chief Executive Officer and Chief Financial Officer of the Company are each hereby authorized to execute a power of attorney appointing WILLIAM C. WILEY, BRUCE B. NOLTE and THOMAS A. GRANT and each of them, his true and lawful attorneys-in-fact and agents, with full power and substitution and resubstitution, to execute the Registration Statement or any related documents or any amendments thereto and deliver the Registration Statement and related documents and amendments on his behalf (in his official capacity) and on behalf of the Corporation and to act on his behalf (in his official capacity) and on behalf of the Corporation in all matters relating to the registration of the Shares under the 1933 Act, and the registration of the Shares or any broker, dealer, agent or salesperson under the laws of any State, territory or possession of the United States of America, as fully to all intents and purposes as if he himself (in his official capacity) were personally present.